UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange At of 1934

Date of Report: January 16, 2007

STRATEGIC INTERNET INVESTMENTS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	33-28188	84-1116458
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Suite 250 - 1090 West Georgia Street, Vancouver, B.C.
Canada V6E 3V7

Registrant's telephone number, including area code: (604) 684-8662

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a -4(c))

Item 8.01 Other Events

A.	New release announcing signing of Letter of Intent in regards to the Renaissance Residence Project in Antalya, Turkey.

Exhibit
Number	Description

1	News Release

2	Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC INTERNET INVESTMENTS,
INCORPORATED

Date: January 16, 2007	By:	/s/ Ralph Shearing

Ralph Shearing
President